UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

Peabody Energy Corporation

(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	1-16463 (Commission File Number)	13-4004153 (IRS Employer Identification No.)

701 Market Street, St. Louis, MO (Address of principal executive offices)	63101 (Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2007, Peabody Energy Corporation, or the “Company”, entered into a Letter Agreement with Richard M. Whiting, the Company’s Executive Vice President and Chief Marketing Officer, regarding the transition of Mr. Whiting’s employment with the Company to Mr. Whiting’s employment as the President and Chief Executive Officer of Patriot Coal Corporation, or “Patriot”, as part of the Company’s proposed spin-off of certain of the Company’s operations. A copy of the Letter Agreement is attached as Exhibit 10.1 hereto and incorporated by reference herein and the following description is qualified by such attachment. The Letter Agreement provides for, among other things:

•	Mr. Whiting’s employment with the Company to continue until the effective date of the spin-off, which is referred to as the effective date;
•	Mr. Whiting’s employment with Patriot to commence on the effective date pursuant to a new employment agreement with Patriot; and
•	the handling of Mr. Whiting’s current equity awards and benefit plans in connection with the spin-off, as described below.

Under the Letter Agreement, Mr. Whiting agreed that the transfer of employment from the Company to Patriot in connection with the spin-off will not constitute a termination of his employment with the Company, give rise to a good reason for his termination or a constructive discharge or other circumstance that would entitle him to any severance or other payments described in Section 6 of Mr. Whiting’s current employment agreement with the Company. Under the Letter Agreement, Mr. Whiting will be entitled to a credit for prior service with the Company and its affiliates for purposes of vesting, eligibility for benefits and certain other purposes under Patriot’s benefit plans and arrangements, provided that the comparable Company plan recognizes such service and such crediting does not result in duplicate benefits.

In addition, any equity awards of the Company that are held by Mr. Whiting will be handled as follows:

•

stock options that were granted before 2006 and are scheduled to vest by January 3, 2008 will be adjusted as of the effective date to take the spin-off into account; will continue to vest as long as Mr. Whiting remains employed with Patriot; to the extent they are vested, will expire and no longer be exercisable on July 3, 2008 and otherwise will remain subject to the terms and conditions of the applicable award agreement as in effect immediately prior to the effective date;

•

stock options that were granted before 2006 and are scheduled to vest after January 3, 2008 will be adjusted as of the effective date to take the spin-off into account and will be converted to a dollar value, based on the closing price of Company common stock on the effective date, and distributed to Mr. Whiting in the form of registered shares of Company common stock as soon as practicable following the effective date, based on the closing price of Company common stock on the effective date;

•

stock options that were granted in 2006 and 2007, whether vested or unvested, that are unexercised on the effective date will be converted into a number of registered shares of Company common stock that will be distributed to Mr. Whiting as soon as practicable on or after the effective date. The number of registered shares distributed will be equal to the targeted compensation value used at the time of grant to determine the number of shares subject to the options divided by the closing price of Company common stock on the applicable grant date, as such number shall be further adjusted to take the spin-off into account;

•

performance units that are scheduled to vest by January 3, 2008 and that remain outstanding immediately prior to the effective date will be adjusted to take the spin-off into account, will continue to vest as long as Mr. Whiting remains employed with Patriot and otherwise will remain subject to the terms and conditions of the applicable award agreement as in effect immediately prior to the effective date; and

•

performance units that are scheduled to vest after January 3, 2008 and that remain outstanding immediately prior to the effective date will be adjusted to take the spin-off into account, will become payable in the form of registered shares of Company common stock as soon as practicable on or after December 31, 2007, but no later than March 15, 2008, at their full value, without proration, based on the Company’s actual performance results as of December 31, 2007.

For 2007, Mr. Whiting will be entitled to receive his annual bonus for the full year, with 60% of such annual bonus being nondiscretionary based on Peabody’s performance in accordance with the terms of the Company’s annual incentive plan and the remaining 40% of such annual bonus being discretionary based on Patriot’s performance in accordance with standards established by Patriot.

Mr. Whiting will be entitled to his benefits under the Company’s qualified and non-qualified defined benefit plan, to be paid in accordance with the terms of such plans, treating the spin-off as a termination of Mr. Whiting’s employment. Mr. Whiting’s account balances under the Company’s qualified defined contribution plan will be transferred into a mirror plan of Patriot as soon as practicable after the effective date. Mr. Whiting’s benefits under the Company’s non-qualified defined contribution plan will remain obligations of the Company and will be paid in accordance with the terms and conditions of such plan following the termination of Mr. Whiting’s employment from Patriot.

Mr. Whiting will be entitled to a continuity of medical benefits, with the Company being responsible for covered medical costs incurred up to the effective date, to the extent that Mr. Whiting participates in the Company’s plans, and Patriot being responsible for covered medical costs incurred thereafter, to the extent that Mr. Whiting participates in Patriot’s plans.

Mr. Whiting’s Letter Agreement also includes nonsolicitation and no-shop provisions that are effective until the earliest of (i) the effective date, (ii) the date the Company announces that the spin-off will not occur or (iii) December 31, 2007. If the spin-off does not occur, the employment agreement with Patriot will not become effective and Mr. Whiting will remain subject to his existing employment agreement with the Company, in a position equivalent to his existing position.

A description of the form of Mr. Whiting’s new employment agreement with Patriot is included in the Preliminary Information Statement included as an exhibit to the Registration Statement on Form 10 filed by Patriot with the Securities and Exchange Commission on May 14, 2007, which description is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibit

10.1	Letter Agreement, dated as of May 4, 2007, by and between the Company and Richard M. Whiting, including the form of new employment agreement between Mr. Whiting and Patriot.
99.1

Description of Form of Employment Agreement by and between Mr. Whiting and Patriot from the Preliminary Information Statement included as Exhibit 99.1 to the Registration Statement on Form 10 of Patriot filed with the Securities and Exchange Commission on May 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2007

PEABODY ENERGY CORPORATION
By:	/s/ Alexander C. Schoch
Alexander C. Schoch,
Executive Vice President Law and Chief Legal Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

10.1	Letter Agreement, dated as of May 4, 2007, by and between the Company and Richard M. Whiting, including the form of new employment agreement between Mr. Whiting and Patriot.
99.1

Description of Form of Employment Agreement by and between Mr. Whiting and Patriot from the Preliminary Information Statement included as Exhibit 99.1 to the Registration Statement on Form 10 of Patriot filed with the Securities and Exchange Commission on May 14, 2007.